As filed with the U.S. Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Catherine Johnston Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Stockholders.

HIGH INCOME
EQUITY FUND

Semi-Annual Report

April 30, 2018

Advised by Miller/Howard Investments, Inc.

Table of Contents

1	Shareholder Letter
10	Allocation of Portfolio Investments
11	Schedule of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Statement of Cash Flows
18	Financial Highlights
20	Notes to Financial Statements
30	Additional Information
32	Privacy Policy

April 30, 2018 | Semi-Annual Report

Letter from Chairman of the Board
April 30, 2018

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the "Fund"). Our goal is to provide our shareholders with a high level of income coupled with the potential for capital appreciation. We invest in stocks that we believe will maintain secure dividends and that have the potential to raise those dividends in the future.

Market Summary1

During the Fund's fiscal semi-annual period from November 1, 2017 through April 30, 2018, the broad equity market modestly rose, with the S&P 500 Index gaining +3.8%. US economic growth strengthened in the second half of 2017, as did that of our major trading partners in Asia and Europe. The US unemployment rate is at a 17 year low, and labor force participation rates continue to trend higher. We have not yet seen much impact on inflation from wage growth pressure, in part because of volatile energy and commodity prices, but inflation expectations are creeping up.

During the semi-annual period, there was an investor preference for growth stocks over value. The Russell 1000 Growth Index ended the period ahead, with an increase of +5.7%, while the Russell 1000 Value Index returned +1.9%. Dividend income stocks were generally out of favor during the Fund's semi-annual period on fears of rising interest rates. The NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with lower yields than our stocks, generally, since the inception of the Fund in November 2014), lagged the S&P 500 Index, posting a gain of +1.8%.

The Energy sector diverged from the broad market index, as investor sentiment finally started to improve, and the S&P Composite 1500 Energy Index returned +10.4% for the semi-annual period. West Texas Intermediate (WTI) crude oil began the semi-annual period at $54.38/bbl and ended the period at $68.57/bbl, +26.1% higher than six months prior. Bloated global inventories continued to draw down as a consequence of the OPEC production cut agreement and strong driving demand, a bullish trend that remained high in the autumn and hit a new peak in April 2018. Global oil demand grew at the fastest pace in at least 25 years, notwithstanding periods immediately following recessions, and crude oil inventories in the United States declined at the fastest pace in at least ten years. Henry Hub Natural Gas started the semi-annual period at $2.90/MMBtu and closed at $2.76/MMBtu on April 30, 2018, posting a decrease of -4.8% during this time. There was record natural gas demand for heating, electricity, and exports. However, prices were under pressure as gas markets remain

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

April 30, 2018 | Semi-Annual Report 1

well-supplied, a result of both improving wellhead economics in low cost drilling areas as well as increased production of associated gas (as US oil production reached new record levels).

Portfolio Performance

During the Fund's fiscal semi-annual period from November 1, 2017 to April 30, 2018, the Net Asset Value (NAV) per share experienced a modest decline of -0.1%, compared with the S&P 500's +3.8% gain, on a total return basis. As investors may know, the market price of the Fund can sell at a premium or discount to NAV. The Fund's market price (NYSE) return was -10.5%, and the Fund's market total return (NYSE with dividends reinvested) was -5.2% for the fiscal semi-annual period. On the last day of the period, the Fund was trading at a +0.5% premium to NAV.

At the end of December, we said investors were high and happy after "hating" the market on its way up for nearly a decade. But we warned that sentiment statistics were cautionary during the second half of 2017. Volatility returned to the equities markets in 2018, and the broad market sold off during the final days of January, with the pullback continuing into February.

The US Federal Reserve picked up its pace – raising the Fed funds rate range in March 2018, after having raised it in December 2017. This was the sixth such increase since December 2015, for a total of +150 basis points. Over this same time frame, the 10-year Treasury's yield rose about +65bps (to 2.95% as of April 30 from 2.30%). It seems that the 10-year is reacting to the Fed's shift away from Quantitative Easing rather than changes in short rates. New Fed Chairman, Jerome Powell's testimony also suggested the possibility of additional rate hikes in 2018, above the three that were expected, in addition to the Quantitative Easing unwind.

High-yielding stocks2 performed poorly during these six months, mainly due to fears of rising interest rates. Looking at the S&P 500 Index constituents, sorted by dividend yield, the highest yielding 10% of stocks returned -2.4%, well-below the return for S&P 500 Index of +3.8% and the returns for lowest yielding 10% of stocks +11.1%. The underperformance of high-yielding stocks was also a headwind for our investment process of seeking to invest in stocks that provide a high yield and that consistently increase their distributions. Our significant overweight allocation to these stocks relative to the S&P 500 Index detracted from the Fund's performance.

2 High-yielding stocks are defined as those companies within the S&P 500 Index that are in dividend deciles seven through ten. Dividend deciles are calculated by separating the S&P 500 Index holdings into ten equal groups (lowest being decile one and highest decile ten) based on each security's yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

2 Semi-Annual Report | April 30, 2018

Looking at individual names, the top stock contributors and detractors3 relative to the S&P 500 were generally clustered in the Industrials and Energy sectors. Within Industrials, Macquarie Infrastructure Corporation (MIC) and Pitney Bowes (PBI) detracted from performance, while General Cable Corp (BGC) added. Macquarie Infrastructure owns and operates a diverse portfolio of businesses in the US, including one of the largest bulk liquid terminals businesses, an airport services business, energy services, production and distribution operations in Hawaii, and a portfolio of contracted power facilities. Macquarie Infrastructure shares declined after it reported disappointing guidance and reduced its dividend in order to internally fund capex growth and support the balance sheet. In December and January, tank storage contracts were not renewed by six customers (heavy oil traders primarily) due to declining demand for the commodity. Macquarie Infrastructure was "surprised" by the change, but some long standing customers exited the business as they no longer needed storage. We like Macquarie Infrastructure's platform of diverse and attractive infrastructure assets, and the company estimates it will spend $75M a year for the next three years to repurpose these tanks to store other products. The company also plans to sell some assets to support growth capex, strengthen the balance sheet, and maintain investment credit rating.

In early November, business solutions and global technology company Pitney Bowes (PBI) reported the second consecutive quarter of disappointing earnings and guidance, indicating that the company's turnaround was taking longer than anticipated. Shares perked up in January on a report that private equity firms, The Carlyle Group (CG) and Blackstone (BX), were interested in the company. Additionally, Pitney Bowes had a solid report, with earnings and revenues that beat expectations.

General Cable Corp (BGC) shares hit a three-and-a-half year high after it was announced that the company accepted a buyout offer from Prysmian Group. The $3 billion deal values General Cable at an 81% premium to its closing share price on July 14, 2017, when General Cable announced it was undertaking a strategic review.

The broad Energy sector finally saw improving investor sentiment on firming crude oil prices, but midstream performance was challenged during the six month period. In mid-March, the FERC's surprise decision to disallow the income tax allowance rattled Master Limited

3 Contributors and detractors to Fund performance are calculated relative to the S&P 500 Index using Bloomberg calculations and data. To obtain our methodology for calculating the best and worst performing securities, as well as the list of the contribution to performance for each security, please call us at 845.679.9166.

April 30, 2018 | Semi-Annual Report 3

Partnerships4 (MLPs) investors. Midstream MLP Buckeye Partners (BPL) detracted, as shares suffered from a combination of macro headwinds as well as investor concerns over tight coverage leading to a distribution cut. Fourth quarter results showed improvement, and management stated that they do not anticipate having to cut the distribution.

Also within the Energy sector, the Fund briefly held Exxon Mobil (XOM), and our timing contributed to returns. Shares of Exxon plunged in early February on disappointing fourth quarter results – missed earnings and revenues as well as global production that fell -3% year-over-year. Weak crude oil prices and volatile equities markets also weighed. We purchased Exxon in late March on firming crude oil prices, as share prices bottomed, and wrote calls on the name to generate additional income. Our strategy was successful. As the stock price recovered, it hit our strike and shares were called away at a favorable price at the end of April.

Turning to holdings outside the Industrials and Energy sectors, retail department store operator Macy's (M) reported two strong quarters. In the third quarter, Macy's beat earnings expectations and reported revenues that were in-line. Management raised annual earnings guidance in early 2018, due to solid holiday results and benefits under US tax reform. Fourth quarter earnings beat expectations and revenues were in-line, with management highlighting "a healthy brick & mortar business, robust e-commerce and a great mobile experience."

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based in large part on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short term). Thus, we seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 30% of our stocks declared dividend increases, with individual increases averaging 10% growth year-over-year, excluding special dividends on an unweighted basis. The Fund also captured four special dividends during these six months.

We are enhancing the income in the portfolio through the sale of options. For the semi-annual period ended April 30, 2018, we sold put options on one position. We also sold calls on 35 positions. We bought one to close the position, 17 expired worthless after we collected the premium, and we had 12 exercised. Our option positions' notional value represented approximately 9.6% of total assets as of the end of the period, below the 20% limitation.

4 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including pipeline transportation of gas, oil or other products.

4 Semi-Annual Report | April 30, 2018

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of April 30, 2018, we have borrowed an amount equal to 18.9% of the managed assets of the Fund at an average interest rate during the six-month period of 1.74%. Considering that the underlying portfolio yield is approximately 3.9 times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The distribution to shareholders for each month during the fiscal semi-annual period was $0.116 per share. The Fund's current indicated yield based on its closing price on the New York Stock Exchange on April 30, 2018 ($11.80) was 11.8%. The current indicated yield based on the Fund's NAV per share ($11.74) was 11.9%. The Fund currently intends to continue to pay monthly distributions to its shareholders. We should note that since inception, this distribution has been supported by income earned by the Fund. "Income" here means both regular dividends and distributions from MLPs and REITs, which might be considered Return of Capital for tax and GAAP purposes. The Fund has earned several special dividends during the semi-annual period. With these special dividends, premiums from selling options, regular dividends and distributions from the portfolio, and our use of leverage, we expect to continue to generate sufficient income to cover these declared distributions.

Looking Ahead

We believe that industry tailwinds can help drive quality companies to greater growth, built on top of the established cash flows they've already created. We seek established and repeatable cash flows, with a potential for upside surprise that is not yet appreciated in market prices. We are overweight the Telecommunications sector for its exposure to the 5G build out and the Energy sector (midstream, in particular) on rising US natural gas volumes – two key tailwinds we see in the markets.

5G is the next generation of wireless communication, and this evolution of wireless will start with super speeds. The first application targets will be commercial enterprises. Soon thereafter, 5G applications will include the famous "Internet of Things," all things connected to all things, including: your car; the appliances and electronics in your home; smart utilities and buildings; e-commerce and autonomous ordering and delivery vendors; health monitoring services and your healthcare team – probably far more connection than most people would like, and definitely more connection than any of us can imagine at this moment in 5G's infancy. But it is coming. We've seen enough of futurism to know that it takes longer to implement innovations

April 30, 2018 | Semi-Annual Report 5

than to imagine them, but it does seem likely that within two years there will be uniform standards that all participants use, and implementation will reach a level of activity that achieves critical mass.

We characteristically resist the hype, but remain mindful that only about 10 years ago there were no smartphones. We believe the biggest players and beneficiaries will be some of the largest companies. Certainly, there will be a place for smaller innovators and specialists, but none of this will happen without the big guns – solid companies that already exist, including the high quality dividend stocks that we already own. We favor participants who have fine current businesses and are moving into the 5G space.

Natural gas is abundant and cheap, thanks to the US shale revolution, and it produces only moderate pollution, especially compared to coal. Processors and transporters have been plagued with governance issues and a general reluctance among investors. But we see evidence that demand for natural gas is building. Chemical companies with US cost-advantaged inputs are at a substantial advantage over global competitors. Electric utilities continue to trade in dirty coal plants for less costly and cleaner gas plants. And export has recently become a winner; demand for US natural gas in Asia and Latin America (Mexico in particular) will keep the new export terminals and shippers busy for years, if not decades.

We see so many potential beneficiaries of this tailwind, including many high-yielding pipeline companies held in the Fund. Though it has not been a happy time for midstream energy investors recently, there is pressure building for better future performance. Midstream energy is a volume business – more than a price business – and we believe it is good and growing.

Regardless, we still think that what matters most in the Fund's portfolio is reliable income generation, and growth of that income over time. We continue to seek current income and rising income that in our experience has most often led to higher prices.

6 Semi-Annual Report | April 30, 2018

We thank our Shareholders for their participation and continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

April 30, 2018 | Semi-Annual Report 7

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard High Income Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that affect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

NASDAQ US Broad Dividend Achievers Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

8 Semi-Annual Report | April 30, 2018

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Standard & Poor's 500 Index ("S&P 500 Index") is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. One cannot invest directly in an index.

S&P Composite 1500® Energy Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector.

One cannot invest directly in an index.

April 30, 2018 | Semi-Annual Report 9

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
April 30, 2018
(unaudited)

10 Semi-Annual Report | April 30, 2018

Miller/Howard High Income Equity Fund

Schedule of Investments
April 30, 2018
(unaudited)

	Shares	Fair Value
Common Stock – 76.7%
Business Credit Institutions – 6.2%
Ares Capital Corporation(1)	389,373	$6,245,543
Hercules Capital, Inc.(1)	308,552	3,826,045
		10,071,588
Business Services – 2.5%
Xerox Corp.	126,590	3,981,256
Cogeneration Services & Small Power Producers – 1.4%
The AES Corporation(1)	180,000	2,203,200
Crude Petroleum & Natural Gas – 6.4%
Royal Dutch Shell plc ADR(2)(3)	141,759	10,266,187
Department Stores – 0.1%
Macy's, Inc.	35	1,087
Electric Services – 7.1%
Covanta Holding Corporation(1)	389,604	5,805,100
Pattern Energy Group Inc.(1)	309,451	5,625,819
		11,430,919
Fire, Marine, & Casualty Insurance – 1.8%
CNA Financial Corp.	56,810	2,866,633
Food & Kindred Products – 2.4%
Nestle SA	49,570	3,834,735
Investing – 6.7%
Main Street Capital Corporation(3)	131,648	4,971,029
The Blackstone Group L.P.	190,197	5,886,597
		10,857,626
Life Insurance – 3.0%
Aegon NV ADR(2)	673,000	4,885,980
Motor Vehicles – 1.7%
Ford Motor Co.	240,000	2,697,600
Natural Gas Transmission – 2.2%
ONEOK, Inc.(2)	58,332	3,512,753
Office Machine – 0.9%
Pitney Bowes Inc.(1)	150,210	1,535,146
Oil & Gas Field Services – 2.5%
Targa Resources Corp.(1)	85,000	3,992,450
Petroleum & Petroleum Products – 4.1%
Macquarie Infrastructure Corporation(1)	175,099	6,636,252
Pharmaceutical Preparations – 0.7%
GlaxoSmithKline plc ADR	29,082	1,166,479
Pipelines – 2.7%
Pembina Pipeline Corp (Canada)(1)	139,650	4,449,249
Radio & Television Broadcasting & Communications Equipment – 2.1%
Qualcomm Inc.	67,550	3,445,726

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 11

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
April 30, 2018
(unaudited)

	Shares	Fair Value
Radiotelephone Communications – 5.7%
Mobile TeleSystems PJSC ADR	297,400	$3,122,700
Vodafone Group plc ADR(1)	206,925	6,085,664
		9,208,364
Surety Insurance – 2.5%
Old Republic International Corp.	200,000	4,080,000
Telephone Communications (No Radiotelephone) – 14.0%
AT&T Inc.(1)	76,762	2,510,117
BCE Inc. (Canada)(1)	76,809	3,260,542
BT Group plc ADR(2)	213,385	3,680,891
CenturyLink, Inc.	386,500	7,181,170
Verizon Communications Inc.	120,375	5,940,506
		22,573,226
Total Common Stock (Cost $134,971,704)		123,696,456
Master Limited Partnerships – 26.9%
Crude Petroleum Pipelines – 1.9%
Buckeye Partners LP(1)	72,835	3,026,294
Liquefied Petroleum Gas Dealers – 6.3%
AmeriGas Partners, L.P.(2)	169,846	7,269,409
Suburban Propane Partners, L.P.	126,455	2,924,904
		10,194,313
Natural Gas Transmission – 7.8%
MPLX LP(1)	189,648	6,700,264
Williams Partners L.P.	163,793	5,962,065
		12,662,329
Oil & Gas Field Services – 1.9%
Enable Midstream Partners LP	214,410	3,063,919
Pipelines – 9.0%
Andeavor Logistics LP	45,150	1,916,166
Energy Transfer Partners, L.P.(1)	453,159	8,165,925
Enbridge Energy Partners L.P.	413,500	4,374,830
		14,456,921
Total Master Limited Partnerships (Cost $44,559,934)		43,403,776
Real Estate Investment Trusts (REITs) – 12.8%
Alexander & Baldwin, Inc.	142,023	3,252,327
Digital Realty Trust, Inc.(1)	18,100	1,912,989
Omega Healthcare Investors, Inc.(2)	153,696	3,993,022
Outfront Media, Inc.(1)	165,000	3,093,750
The Geo Group, Inc.(1)	196,567	4,422,757
WP Carey, Inc.(1)	62,947	4,019,166
Total Real Estate Investment Trusts (REITs) (Cost $24,563,257)		20,694,011

12 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
April 30, 2018
(unaudited)

	Shares	Fair Value
Short-Term Investments – 6.6%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 1.59%(4)	10,590,753	$10,590,753
Total Short-Term Investments (Cost $10,590,753)		10,590,753
Investments Purchased as Securities Lending Collateral – 2.1%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(4)	3,339,091	3,339,091
Total Investments Purchased with Proceeds from Securities Lending (Cost $3,339,091)		3,339,091
Total Investments – 125.1% (cost $218,024,739)		201,724,087
Total Value of Options Written (Premiums received $381,274) – (0.3%)		(435,270)
Other Assets and Liabilities – (24.8)%		(39,996,907)
Total Net Assets Applicable to Common Stockholders – 100.0%		$161,291,910

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt

(1)  All or a portion of this security has been pledged as collateral in connection with the Fund's Special Custody Account Agreement. As of April 30, 2018, the total value of securities pledged as collateral for the Special Custody Account Agreement was $83,516,272.

(2)  All or a portion of the security represents collateral for outstanding call or put option contracts written.

(3)  All or a portion of this security is on loan.

(4)  Rate indicated is the seven-day yield as of April 30, 2018.

As of April 30, 2018, options written and outstanding are as follows:

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Call Options
CNA Financial Corp.	May 2018	$50.00	568	$(2,840,000)	$(59,640)
Macquarie Infrastructure Corp.	May 2018	40.00	900	(3,600,000)	(36,000)
ONEOK, Inc.	May 2018	60.50	583	(3,527,150)	(64,130)
Outfront Media, Inc.	May 2018	20.00	1,650	(3,300,000)	(16,500)
Xerox Corp.	May 2018	30.00	1,265	(3,795,000)	(253,000)
					(429,270)
Put Options
Digital Realty Trust, Inc.	May 2018	100.00	200	(2,000,000)	(6,000)
Total Value of Options Written (Premiums received $381,274)					$(435,270)

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 13

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities
April 30, 2018
(unaudited)

Assets:
Investments in securities, at value (Identified cost – $218,024,739)	$201,724,087
Dividends and interest receivable	858,760
Other assets	428,997
Total Assets	203,011,844
Liabilities:
Options written, at fair value (premiums received $381,274)	435,270
Loan payable	37,500,000
Payable for collateral on securities loaned	3,339,091
Payable to Adviser	130,509
Accrued administration expense	24,688
Accrued interest expense	67,303
Other liabilities	223,073
Total Liabilities	41,719,934
Net Assets	$161,291,910
Net Assets consist of:
Paid-in capital	$231,473,869
Undistributed (overdistributed) net investment income	(9,220,632)
Accumulated net realized loss	(44,606,313)
Net unrealized depreciation	(16,355,014)
$161,291,910
Net Asset Value Per Common Share Outstanding	$11.74

14 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Operations
For the Period November 1, 2017 through April 30, 2018
(unaudited)

Investment Income:
Dividend income (net of $52,254 foreign withholding tax)	$6,672,929
Interest income	30,236
Securities lending income	68,425
Total Investment Income	6,771,590
Expenses:
Advisory fees	981,519
Interest expense	354,646
Professional fees	144,716
Administration fees	78,189
Trustees' fees and expenses	51,820
Compliance fees	34,712
Shareholder reporting expenses	22,098
Investor support service fee	16,556
Registration and filing fees	15,894
Custodian fees and expenses	12,473
Transfer agent fees and expenses	10,685
Miscellaneous	45,311
Total Expenses	1,768,619
Net Investment Income	5,002,971
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,350,293
Options	1,749,272
Net realized gain (loss)	4,099,565
Net change in unrealized appreciation (depreciation) on:
Investments	(8,989,577)
Options	(74,395)
Net change in unrealized appreciation (depreciation)	(9,063,972)
Net realized and unrealized gain (loss)	(4,964,407)
Net Increase (Decrease) in Net Assets resulting from Operations	$38,564

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 15

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	November 1, 2017 through April 30, 2018 (unaudited)	For the year ended October 31, 2017
Change in Net Assets:
From Operations:
Net investment income	$5,002,971	$4,328,544
Net realized gain (loss)	4,099,565	6,504,494
Net change in unrealized appreciation (depreciation)	(9,063,972)	11,387,673
Net increase (decrease) in net assets resulting from operations	38,564	22,220,711
Dividends and Distributions to Shareholders from:
Net investment income	(9,519,584)	(5,983,495)
Return of capital	–	(12,704,486)
Total dividends and distributions to shareholders	(9,519,584)	(18,687,981)
Capital Stock Transactions:
Proceeds from issuance of 218,686 and 74,291 common shares in connection with the at the market offering	2,756,176	1,004,926
Commissions and offering expenses associated with the issuance of common shares in connection with the at the market offering	(54,752)	(20,113)
Issuance of 10,969 and 14,784 common shares from reinvestment of distributions	132,662	192,497
Increase in net assets from Fund share transactions	2,834,086	1,177,310
Total increase (decrease) in net assets	(6,646,934)	4,710,040
Net Assets:
Beginning of period	167,938,844	163,228,804
End of period	$161,291,910	$167,938,844
Accumulated undistributed (overdistributed) net investment income, end of the period	$(9,220,632)	$(4,704,019)

16 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Cash Flows
For the Period November 1, 2017 through April 30, 2018
(unaudited)

Cash Flows from Operating Activites:
Net increase in net assets resulting from operations	$38,564
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(73,703,254)
Net purchases and sales of short-term investments	(9,650,709)
Proceeds from sales of long-term investments	79,809,896
Proceeds from option transactions	2,582,352
Return of capital on distributions received	2,130,154
Decrease in collateral for securities loaned	27,089,007
Decrease in payable upon return of securities loaned	(27,089,007)
Net decrease in dividends and interest receivable and other assets	39,543
Net increase in accrued expenses and other liabilities	63,319
Net change in unrealized appreciation (depreciation) of investment securities	9,064,332
Net realized gain on investment securities	(4,098,060)
Cash provided by operating activities	6,276,137
Cash Flows from Financing Activities:
Payments received from Fund share transactions (net of expenses)	3,030,391
Increase in other assets for offering costs	(55,108)
Dividends paid	(9,386,922)
Cash used in financing activities	(6,411,639)
Decrease in cash	(135,502)
Cash at beginning of period	135,502
Cash at end of period	$–
Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$333,796

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 17

Miller/Howard High Income Equity Fund

Financial Highlights

	Period from November 1, 2017 through April 30, 2018 (unaudited)		For the year ended October 31, 2017	For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Per Common Share Data(2)
Net asset value, beginning of period	$12.43		$12.16	$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.37		0.32	0.64	1.02
Net realized and unrealized gains (losses)	(0.36)		1.34	(1.66)	(4.35)
Total from investment operations	0.01		1.66	(1.02)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.70)		(0.44)	(0.47)	(1.01)
Return of capital	–		(0.95)	(0.92)	(0.15)
Total distributions to common stockholders	(0.70)		(1.39)	(1.39)	(1.16)
Organizational and Offering costs on issuance of common stock	–		–	–	(0.04	)(3)
Premiums less commissions and offering costs on issuance of common stock	0.00	(4)	0.00 (4)	–	–
Total capital stock transactions	0.00		0.00	–	(0.04)
Net asset value, end of period	$11.74		$12.43	$12.16	$14.57
Per common share market value, end of period	$11.80		$13.18	$11.57	$13.32
Total investment return based on market value(5)	(5.19	)%(7)	26.83%	(2.26)%	(28.39	)%(7)
Total investment return based on net asset value(6)	(0.08	)%(7)	13.86%	(6.70)%	(18.39	)%(7)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$161,292		$167,939	$163,229	$195,460
Ratio of expenses to average net assets	2.14	%(8)	2.28%	2.13%	1.84	%(8)
Ratio of net investment income to average net assets	6.05	%(8)	2.50%	5.04%	6.34	%(8)
Ratio of interest expense to average net assets	0.43	%(8)	0.41%	0.30%	0.13	%(8)
Borrowings outstanding (000's)	$37,500		$37,500	$37,500	$37,500
Asset coverage per $1,000 of indebtedness(9)	$5,301		$5,478	$5,353	$6,212
Portfolio turnover rate	37	%(7)	96%	85%	46	%(7)

(1)  Commencement of Operations.

(2)  Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.

(3)  Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.

18 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights (continued)

(4)  Represents the premium on the at the market offering of $0.006 and $0.005 per share, respectively, less underwriting and offering costs of $0.004 and $0.001, respectively, per share for the period from November 1, 2017 through April 30, 2018 and the year ended October 31, 2017.

(5)  Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(6)  Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(7)  Not annualized.

(8)  Annualized.

(9)  Asset coverage per $1,000 of debt is calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, dividing the result by the aggregate amount of the Fund's senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 19

Miller/Howard High Income Equity Fund

Notes to Financial Statements
April 30, 2018
(unaudited)

1. Organization

Miller/Howard High Income Equity Fund (the "Fund") was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. ("Adviser"). The Fund commenced operations on November 24, 2014. The Fund's stock is listed on the New York Stock Exchange under the symbol "HIE."

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund's Board of Trustees ("Board") believes that under the current market conditions it is in the best interest of the Fund's shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board's trustees then in office.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are

20 Semi-Annual Report | April 30, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

April 30, 2018 | Semi-Annual Report 21

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of April 30, 2018, the Fund's assets and liabilities carried at market value were classified as follows:

Investments In Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$123,696,456	$123,696,456	$–	$–
Master Limited Partnerships	43,403,776	43,403,776	–	–
Real Estate Investment Trusts	20,694,011	20,694,011	–	–
Short-Term Investments(b)	10,590,753	10,590,753	–	–
Investments Purchased as Securities Lending Collateral(c)	3,339,091	–	–	–
Total Investments in Securities	$201,724,087	$198,384,996	$–	$–
Liabilities
Written Options	$435,270	$418,770	$16,500	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2018.

(c) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 3 securities during the six months ended April 30, 2018.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the

22 Semi-Annual Report | April 30, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in

April 30, 2018 | Semi-Annual Report 23

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund's results of operations and financial position.

The Fund occasionally sells ("writes") put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains from premiums as a means to enhance distributions.

The Fund occasionally purchases put options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price ("strike price") to the option seller.

The Fund occasionally sells ("writes") call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund occasionally purchases call options. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether

24 Semi-Annual Report | April 30, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at April 30, 2018:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$435,270

The following table presents the effect of derivatives on the Statement of Operations for the period ended April 30, 2018:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$1,749,272	($74,395)

The average notional value of written options for the Fund for the period ended April 30, 2018 was approximately $22,600,000.

April 30, 2018 | Semi-Annual Report 25

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

3. Concentration of Risk

The Fund's investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 25% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies). The Adviser earned $981,519 in advisory fees for the period from November 1, 2017 through April 30, 2018.

Four Wood Capital Partners LLC ("Four Wood") provided investor support services to the Fund. Such ongoing services included support for investors and financial advisers, consultation with respect to new marketing materials and quarterly reporting to the Board of their activities. The Fund paid Four Wood a monthly fee equal to the annualized rate of 0.12% in year one, 0.12% in year two and 0.11% in year three of the average daily Managed Assets. Four Wood earned $16,556 in fees for the period from November 1, 2017 through November 28, 2017. On November 28, 2017, the Fund terminated the agreement with Four Wood.

U.S. Bancorp Fund Services, LLC serves as the Fund's administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund's transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian.

One of the Fund's Trustees is an employee of the Adviser.

5. Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

26 Semi-Annual Report | April 30, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

The tax character of dividends paid to shareholders during the year ended October 31, 2017, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$5,983,495	$–	$12,704,486	$18,687,981

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among undistributed (overdistributed) net investment income, accumulated net realized gain (loss), and paid-in capital. Accordingly, on October 31, 2017, undistributed (overdistributed) net investment income was decreased by $1,333,961, accumulated net realized gain (loss) was increased by $2,145,021 and paid-in capital was decreased by $811,060. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of October 31, 2017:

Cost of investments	$242,937,391
Unrealized appreciation	$10,669,881
Unrealized depreciation	(19,105,890)
Net unrealized appreciation (depreciation)	(8,436,009)
Undistributed ordinary income	–
Undistributed long term gains	–
Distributable earnings	–
Other accumulated gain/(loss)	(52,264,930)
Total accumulated gain/(loss)	$(60,700,939)

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $52,264,930 of unused net capital losses at October 31, 2017, which are treated as arising on the first day of the Fund's next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

April 30, 2018 | Semi-Annual Report 27

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

6. Investment Transactions

For the six months ended April 30, 2018, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $73,703,254 and $79,798,022 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 13,736,654 shares outstanding at April 30, 2018. Transactions in common stock for the period from November 1, 2017 to April 30, 2018, were as follows:

Shares at October 31, 2017	13,506,999
Shares sold through at the market offering	218,686
Shares issued through dividend reinvestments	10,969
Shares at April 30, 2018	13,736,654

8. Special Custody Account Agreement

On September 19, 2017, the Fund entered into a $50,000,000 Special Custody Account Agreement ("Agreement") with Interactive Brokers LLC ("Interactive Brokers"). The following shows the key terms of this agreement:

Loan Amount	Interest Rate
$0-$100,000	Federal Funds Rate + 1.50%
$100,000.01-$1,000,000	Federal Funds Rate + 1.00%
$1,000,000.01-$3,000,000	Federal Funds Rate + 0.50%
$3,000,000.01+	Greater of 0.50% or Federal Funds Rate + 0.30%

The average principal balance and interest rate for the period from November 1, 2017 through April 30, 2018 were $37,500,000 and 1.74%, respectively. At April 30, 2018, the principal balance outstanding was $37,500,000 at an interest rate of 2.02%. The Fund may borrow up to an additional $12,500,000 under the Agreement.

Under the terms of the Agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the Agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At April 30, 2018, the Fund was in compliance with the terms of the Agreement.

9. Securities Lending

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. ("the Custodian"). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue

28 Semi-Annual Report | April 30, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of April 30, 2018 the value of securities on loan and payable for collateral due to broker were $3,278,317 and $3,339,091, respectively.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC ("Portfolio") as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission ("SEC") and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian's security lending program.

Securities lending income earned (net of applicable fees) and recognized by the Fund during the six months ended April 30, 2018, aggregated $68,425.

10. Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

April 30, 2018 | Semi-Annual Report 29

Miller/Howard High Income Equity Fund

Additional Information
April 30, 2018
(unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For period from November 1, 2017 April 30, 2018, the aggregate compensation paid by the Fund to the independent trustees was $51,000. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (845) 679-9166. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30, 2017 is available without charge by accessing this information on the SEC's web site at www.sec.gov.

Form N-Q

The Fund files its completed schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge upon request by calling the Fund at (845) 679-9166 or by visiting the SEC's web site at www.sec.gov. In addition, you may review and copy the Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (845) 679-9166 or by visiting the SEC's web site at www.sec.gov.

30 Semi-Annual Report | April 30, 2018

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2018
(unaudited)

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund's President submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in Barron's Mutual Funds/Closed End Funds section under the heading "World Equity Funds."

The Nasdaq symbol for the Net Asset Value per share is "XHIEX." The Net Asset Value per share may be obtained each day by calling the Fund at (845) 679-9166.

Automatic Dividend Reinvestment Plan (the "Fund's Plan")

Many of you have questions about the Fund's Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund's Plan and whose shares are held in "Street Name," to consult your financial advisor about participating in the Fund's Plan.

Under the Fund's Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund's Transfer Agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Fund's Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund's Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the "Plan agent") in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund's Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund's Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund's Plan agent in the open market. If the Fund should declare a distribution payable only in cash,

April 30, 2018 | Semi-Annual Report 31

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2018
(unaudited)

the Plan agent will buy the common shares for the Fund's Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund's securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund's shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to the Fund's shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

32 Semi-Annual Report | April 30, 2018

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Dana C. Troxell, Jr.,
Secretary

Charles Atkins,
Chief Compliance Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

HIGH INCOME
EQUITY FUND

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/17-11/30/17	0	0	0	0
Month #2 12/01/17-12/31/17	0	0	0	0
Month #3 1/01/18-01/31/18	0	0	0	0
Month #4 02/01/18-02/28/18	0	0	0	0
Month #5 03/01/18-03/31/18	0	0	0	0
Month #6 04/01/18-04/30/18	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable for semi-annual reports.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	July 9, 2018

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	July 9, 2018